Exhibit 10.2


***         CONFIDENTIAL TREATMENT
           ------------------------

The material marked by asterisk ("***") on attached pages have been omitted from the filed copy of this Agreement in connection with Transbotics Corporation confidential treatment request.






         SUBCONTRACT AGREEMENT
         ---------------------


THIS AGREEMENT, effective the 4th of June 2003,is between *** , having an office at *** (hereinafter "***" or "Buyer") and TRANSBOTICS CORPORATION. (hereinafter "TRANSBOTICS", "Seller", or "Contractor"), through its location at 3400 Latrobe Drive, Charlotte, NC, 28211-4847.

                  WHEREAS, *** is in the business of ***; and

                  WHEREAS, TRANSBOTICS is in the business of manufacturing
automatic guided vehicles and    systems; and

                  WHEREAS, ***'s , and TRANSBOTICS entered into a Development Agreement (No. 281-01-73) for the design, manufacture and delivery of certain automatic guided vehicles as described therein, and

                  WHEREAS, *** desires to obtain a Product (developed under Agreement 281-01-73) to further its *** business; and

                  WHEREAS, Contractor desires to provide additional Products with modified design; and
                      ===

                  WHEREAS, Contractor needs to place purchase orders with third parties for certain long lead time components for the additional Products.

                  NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth herein, Contractor and *** do agree as follows:

ARTICLE 1 - DEFINITIONS
------------------------

                    As used herein, the following terms shall, unless otherwise expressly noted herein, have the indicated meanings thereof.
                  "Affiliate" shall mean as to any Person, any other Person directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with such Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.
                  "Confidential Information" shall mean any and all confidential, or trade secret information, material, or data of *** or TRANSBOTICS and any derivatives, portions, or copies thereof, whether in oral, written, visual, graphic, electronic, machine recognizable, or other form or medium, including, but not limited to, information resulting from or in any way related to (i) the business affairs, property, methods of operation, future plans, financial information, customer or supplier information, or other business, technical or other data of *** or TRANSBOTICS, (ii) the developments, systems, discoveries, ideas, concepts, improvements, inventions, patent applications, designs, drawings, specifications, techniques, data, software, documentation, research, products, processes, procedures, "know-how", or other works of *** or TRANSBOTICS, (iii) any information or material that *** or TRANSBOTICS designates in writing to be Confidential Information or contains a label or legend indicating that it is confidential, proprietary, or trade secret information or material, and (iv) any Developments and Deliverables under this contract.
                  "Data" shall mean recorded information, such as but not limited to writings, drawings, recordings and pictorial representations, regardless of form or the media on which it may be recorded.
                  "Deliverables" shall mean the goods, drawings, items, components, processes, Data, products, information, software, documentation, systems or other works or materials to be provided by Contractor to *** as set forth in the Statement of Work (attached as Exhibit A to this Agreement).
                  "Developments" shall mean any and all developments, systems, trade secrets, discoveries, ideas, concepts, improvements, inventions, items, components, innovations, designs, drawings, specifications, techniques, data, software, documentation, research, products, processes, procedures, services, "know-how", or other works, or any portion thereof, and all drafts thereof, whether or not patentable or copyrightable, in whole or in part made, discovered, invented, conceived, first reduced to practice, designed, developed, or contributed to by Contractor, directly or indirectly, either alone or jointly with others, during the term of this Agreement resulting from, arising out of, or in any way related to (i) the use of any of ***'s Confidential Information, equipment, facilities, personnel, time, or money, (ii) the production or delivery of the Deliverables, or (iii) the performance of the Work. All Developments shall be deemed to be a part of the Confidential Information for all of the purposes of this Agreement.
                  "Period of Performance" shall mean the time during which Contractor shall perform and complete the tasks specified in the Statement of Work attached as Exhibit A to this Agreement.
                  "Person" shall mean any individual, partnership, corporation, joint venture, unincorporated association, government department or agency, or other entity.
                  "Product" shall mean an automated guided vehicle, including a laser guidance system, with an articulated arm. "Purchasing Representative" shall mean ***'s authorized representative, whom, for purposes of this Agreement shall be ***'s Director, Contracts.
                  "Work" shall mean the activities to be performed by Contractor as specified in the Statement of Work attached as Exhibit A to this Agreement.

ARTICLE 2 - REPRESENTATIONS AND WARRANTIES OF CONTRACTOR

                  Except as otherwise disclosed in this Agreement, Contractor represents and warrants that it has the full and unrestricted right to carry out all Work for ***.

ARTICLE 3 - WORK PROGRAM

                  3.1       Statement of Work

                  Contractor shall furnish all necessary facilities, labor, materials, and other services necessary to accomplish the Work and to procure the Deliverables described in, and in accordance, with the Statement of Work attached as Exhibit A.

                  3.2      Term

                  Contractor shall complete the Work and produce and deliver the Deliverables in accordance with the Period of Performance specified in the Statement of Work. This agreement shall continue through ***, or such longer of shorter period of time as *** and Contractor mutually agree to in writing, or until such time as either party terminates this Agreement pursuant to Article 8 hereof.

                  3.3      Technical Direction

                  Performance of the Work is subject to the technical direction of the *** Program Manager or his/her duly authorized representatives.

                  Technical direction shall not, however, assign additional work under the Agreement, direct a contract change, or increase or decrease the funding under the Agreement or the Agreement Period of Performance.

         3.4      Documentation

                  Specific documentation requirements under this Agreement are provided for in Exhibit A.

ARTICLE 4 - AGREEMENT TYPE, AGREEMENT AMOUNT, FUNDING, INVOICES, AND PAYMENTS
----------------------------------------------------------------------------

                  4.1      Agreement Type

                  This Agreement is a Firm Fixed Price contract.

                  4.2      Agreement Amount

                  The total cost for performance of the Work defined in Exhibit A is ***, which amount shall represent ***'s total liability hereunder, unless changed by a written modification to this Agreement that is signed by authorized representatives of both parties.

                  4.3      Invoices

                  All payment vouchers shall be delivered to:

                                    ***

                  Each voucher shall show Contractor's invoice number and the * ** Agreement number.
                  4.4  Payment


                        A payment milestone has been established and is set forth below. Payment to the Contractor is contingent upon completion of the milestone activity or delivery of the milestone items, whichever is applicable. A separate invoice shall be submitted by Contractor for milestones completed. Conditioned upon satisfactory performance of Contractor's obligations hereunder, *** will pay the approved amounts of Contractor's proper invoices and vouchers within thirty (30) days after ***'s receipt thereof at the aforementioned address.

           Milestones                                        Amount
           ----------                                        -------
              ***

--------------------------------------------------------------------------------



Invoice for delivery of initial milestone items shall reflect a deduction of the initial payment of *** until entire $*** has been accounted for. ***' total liability under this Agreement is $***.

Payment  of  Contractor's   interim  payment  vouchers shall be sent to:

                                    TRANSBOTICS
                                    3400 Latrobe Drive
                                    Charlotte, NC 28211

                  *** will have no direct or indirect obligation to pay, reimburse or otherwise bear any rates, costs, expenses or other charges or amounts whatsoever, except as agreed to herein; it being understood that all of Contractor's work shall be performed by Contractor at Contractor's sole cost, risk and expense, except as otherwise expressly agreed to in writing.


ARTICLE 5 - INSPECTION AND ACCEPTANCE

5.1 *** may inspect all Work at reasonable times and places, including when practicable, during manufacture and before shipment. *** shall provide all information, facilities, and assistance necessary for safe and convenient inspection without additional charges.

5.2 No such inspection shall relieve Contractor of its obligations to furnish all Work in accordance with the requirements of this Agreement. ***'s final inspection and acceptance shall be at destination, which shall be at the Contractor's facility.

5.3 If Contractor delivers non-conforming Work, *** may; (i) accept all or part of such Work at an equitable price reduction; (ii) reject such Work; or (iii) require Contractor to tender conforming Work.

5.4 Contractor shall not re-tender rejected Work without disclosing the c orrective action taken.

ARTICLE 6 - CONFIDENTIALITY OF INFORMATION; PROTECTION AND SECURITY
-------------------------------------------------------------------

6.1 The Parties hereto shall hold in confidence, and withhold from third parties, any and all Proprietary Information disclosed by one party to the other, and shall use Proprietary Information of the other party only for the purpose(s) stated herein and for no other purpose unless the originating party shall agree in writing. Each party agrees to safeguard from theft, loss and negligent disclosure the other party's Proprietary Information received pursuant to this Agreement by utilizing the same degree of care as the receiving party utilizes to safeguard its own Proprietary Information, of a similar character, from theft, loss and negligent disclosure, but not less than reasonable care, and to limit access to Proprietary Information to those officers, directors, and employees within the receiving party's organization who reasonably require such access to accomplish the aforesaid purposes.

6.2 "Proprietary Information" shall include confidential information, source code, object code, software products, hardware products and *** and Subcontractor technology taken together collectively. Proprietary Information also includes, in whole or in part, information concerning the Parties' sales, sales volume, sales methods, sales proposals, customers and prospective customers, identity of customers and prospective customers, identity of key purchasing personnel in the employ of customers and prospective customers, amount or kind of customers' purchases from the Parties, the Parties' sources of supply, the Parties' computer programs, source code, systems design, system documentation, special computer hardware and peripherals, product hardware, related software development, the Parties' manuals, formulae, processes, methods, compositions, ideas, improvements, inventions or other confidential or proprietary information belonging to either party.

6.3 Each party agrees the Proprietary Information disclosed by one party to the other shall be in written or other permanent form, and be prominently identified as proprietary using an appropriate legend, marking stamp or other clear and conspicuous written identification which unambiguously indicates the information being provided is the originating party's Proprietary Information. Any such information other than in written or other permanent form when disclosed shall be considered Proprietary Information hereunder, but only to the extent identified as the originating party's Proprietary Information at the time of original disclosure and thereafter summarized in written form which clearly and conspicuously identifies the Proprietary Information.

         Such summary shall be transmitted by the originating party to the receiving party within fifteen (15) calendar days of the non-written disclosure. Neither party shall be liable for use or disclosure of any such Proprietary Information if it can establish by contemporaneous, clear, and convincing written evidence that the same:

          a. is or becomes a part of the public knowledge or literature without breach of this Agreement by the receiving party; or

          b. is known to the receiving party without restriction as to further disclosure when received; or

          c. is independently developed by the receiving party without the use, directly or indirectly, of information received under this or other obligation of secrecy with the originating party; or

          d. becomes known to the receiving party from a third party who had a lawful right to disclose it without breaching this breaching this Agreement; or

          e. is disclosed by the originating party to a third party, including the United States Government, without restriction as to further disclosure.

6.4 Notwithstanding the prohibition of nondisclosure set forth herein, *** may disclose any Proprietary Information that Contractor has disclosed to it to the entity that has entered into an agreement with *** to purchase a complete *** incorporating the Products purchased from Contractor (the "Customer"), provided such disclosure is during the term of this Agreement, *** has marked the Proprietary Information with the appropriate restrictive legend and the Customer has agreed in writing to observe the same restrictions and safeguards with respect to the use and disclosure of such Proprietary Information as *** has undertaken herein, except that such Customer may not, under any circumstances disclose such Proprietary Information to any third party. Nothing in this paragraph 6.4 shall be construed to imply or create any expectation or obligation that Contractor needs to disclose its Proprietary Information to *** in order to discharge its obligations hereunder.

6.5 Should the receiving party be faced with judicial or U. S. Governmental action to disclose Proprietary Information received hereunder, said receiving party must use reasonable best efforts to legally resist disclosing the originating party's Proprietary Information, and promptly notify the originating party. The originating party, at its option, may join in contesting such disclosure.

6.6 The exclusive points of contact for transmitting and controlling Proprietary Information disclosed hereunder are designated by the respective Parties as follows, which may be changed by written notice to the other:

         ***                        TRANSBOTICS.
                                    3400 Latrobe Drive
                                    Charlotte, NC 28211-4847


                                    Attn:    Claude Imbleau
                                    Tel:     704-362-1115
                                    Fax:     704-364-4039
                                    e-mail: cimbleau@transbotics.com

6.7 Both Parties agree to promptly notify the other party of the loss of any Proprietary Information, and upon request of the originating party, the receiving party shall surrender any part or all of the Proprietary Information to the originating party.

6.8 Proprietary Information shall remain the property of the originating party. Neither this Agreement nor the disclosure of Proprietary Information hereunder, shall be construed as granting any right or license under any invention, patent, trademark, or copyright now or hereafter owned or controlled by either party, nor shall any such disclosure constitute any representation, warranty, assurance, guaranty or inducement concerning the infringement of any patent or other rights of others. No warranty of accuracy or completeness of any Proprietary Information is provided herein.

6.9 The rights and obligations provided by this Agreement shall take precedence over specific legends or statements associated with Proprietary Information when received.

6.10 Upon termination of this Agreement, each party shall stop using all Proprietary Information furnished hereunder and shall, upon written direction of the originating party, use its good faith efforts to return to the originating party or destroy all such Proprietary Information, together with all copies made thereof by the receiving party. Upon request, the receiving party shall send the furnishing party a destruction certificate. Notwithstanding the other provisions of this paragraph, each party may make and retain one copy of such Proprietary Information, but only for archival purposes.

6.11 The receiving party represents and warrants that no technical data furnished to it by the originating party shall be disclosed in violation of the International Traffic in Arms Regulations and the Export Administration Regulations. The receiving party further represents and warrants that technical data furnished to it by the originating party shall only be exported from the United States in compliance with the International Traffic in Arms Regulations and the Export Administration Regulations, including the requirement for obtaining any export license, if applicable. Notwithstanding any other provision of this Agreement, the receiving party shall indemnify and hold the originating party harmless for all claims, demands, damages, costs, fines, penalties, attorney's fees, and all other expenses arising from the receiving party not complying with this clause or the International Traffic in Arms Regulations and the Export Administration Regulations.

6.12 Neither party shall be liable for the inadvertent disclosure of Proprietary Information to a third party if it is disclosed despite the exercise of the standard care specified in paragraph 6.1, above, provided that upon the discovery of such inadvertent disclosure, the party who inadvertently disclosed promptly notifies the furnishing party of such, takes all reasonable steps to retrieve the inadvertently disclosed Proprietary Information, and immediately takes steps to preclude further disclosure. However, such inadvertent disclosure of Proprietary Information does not relieve either party from its continued adherence to the terms and conditions as set forth in this Agreement. The party who inadvertently disclosed Proprietary Information shall also exert reasonable efforts to assist the party whose Proprietary Information was inadvertently disclosed in the execution of a Proprietary Information Agreement with the third party(ies) to whom the inadvertently disclosure was made.

ARTICLE 7 - REPORTS, ACCESS TO RECORDS AND PERSONNEL
---------------------------------------------------

                  7.1      Reports

                  Contractor, as provided in the Statement of Work or as otherwise reasonably requested by ***, shall provide to *** written and/or oral reports in reasonable detail concerning the status and results of the Work.

                  7.2      Meetings

                  Contractor employees, consultants or other personnel utilized in performing Contractor's obligations hereunder this Agreement shall be made available for meetings with *** personnel at a mutually agreeable time. All meetings will be held at Contractor's facility. *** and its authorized representatives may discuss Contractor's efforts relating to this Agreement.

ARTICLE 8 - TERMINATION
-----------------------


                  8.1      Termination for Convenience

                          *** shall  have the right,  upon  giving ten (10) days
prior written notice to the Contractor, to terminate the Work under Exhibit A to this Agreement without cause. Any such notice shall specify a termination date for the termination. If *** terminates the Work under Exhibit A without cause, Contractor shall take such actions as may be necessary to terminate any Work, including but not limited to minimizing its costs and liabilities with respect to terminated Work under this Agreement, to protect, preserve and deliver in accordance with ***'s instructions, any Deliverables in the Contractor's possession, custody or control. Contractor shall submit an invoice to *** for outstanding costs for Work completed at the time of the termination notice. *** shall reimburse Contractor for its reasonable costs incurred for Work performed up to the effective date of the termination notice, pay a reasonable profit for said outstanding costs, plus reimburse Contractor for any costs incurred in terminating outstanding subcontract commitments.

                  8.2      Termination for Default

                  Either party has the right to terminate this Agreement in the event of a material breach by the other party of the terms of this Agreement, provided that the terminating party gives the other party written notice of termination, specifying the grounds therefore, and the other party has ten (10) days after such notice to cure the breach. If not so cured, this Agreement shall terminate at the expiration of such (10) day period, unless such period is extended by mutual agreement.

                  In the event of termination of this Agreement for default, the Contractor, shall take such action as may be necessary to terminate any Work, including but not limited to minimizing its costs and liabilities with respect to terminated Work under this Agreement; to protect, preserve and deliver in accordance with ***'s instructions, any Deliverables in the contractor's possession, custody or control. Contractor shall submit an invoice to *** for its outstanding costs for Work completed at the time of termination notice. *** shall pay Contractor a reasonable price for Work completed up to the effective date of the termination notice including a reasonable profit for said completed Work.

                  8.3 Survival of Certain Rights, Obligations, Duties, and Liabilities

                  Notwithstanding any termination of this Agreement, each parties obligations of secrecy and limited use of Confidential Information (Article 6), Indemnification (Article 17.2), No Infringement (Article 18.2), Disputes (Article 20), together with any other of Contractor's obligations, duties, agreements, indemnities, representations, and warranties under this Agreement as shall have accrued or been incurred prior to the effective date of termination shall survive any termination of this Agreement.

                  8.4      Return of Property

                  Upon termination of this Agreement, Contractor shall return all property of *** to ***.

ARTICLE 9 - SUBCONTRACTS
------------------------

                  Contractor may subcontract any portion of the Work provided that Contractor's agreement with subcontractor provides at least the minimum protection for ***'s Confidential Information as provided in Article 6 above.

ARTICLE 10 - INSPECTION
--------------------------

Contractor shall provide and maintain an inspection system acceptable to *** covering Deliverables under this Agreement and shall tender to *** for acceptance only supplies that have been inspected in accordance with said inspection system. *** has the right to inspect and test all Deliverables called for by this Agreement, to the extent practicable, at all places and times, including the period of design or manufacture, and in any event before acceptance. *** assumes no contractual obligation to perform any inspection for the benefit of the Contractor unless specifically set forth elsewhere in this Agreement. *** shall provide reasonable notice to Contractor for any inspection. Unless otherwise agreed to by both Parties, inspections shall not increase the contract price.

ARTICLE 11 - LIMITED WARRANTY
-------------------------------

Contractor warrants that the Product, when required to be delivered, shall be delivered free from defects in workmanship or materials. Contractor shall repair at its expense all defects in Products or replace defective Products with non-defective Products provided the defect is reported within twelve months after acceptance, but no later than 18 months from delivery, and Contractor confirms the defect. *** shall not return any Product to Contractor without Contractor's authorization. *** shall reimburse Contractor all costs, including transportation, of returned products that Contractor determines were not covered by this limited warranty. Contractor shall have no responsibility to repair or replace Products damaged by misuse, abuse, repair by any person not authorized by Contractor, environmental or operating conditions outside of specifications, natural calamities or sabotage. Contractor agrees to pass on all warranties of subcontractors to ***, but such agreements shall not relieve Contractor of any warranty it has given. THE FOREGOING LIMITED WARRANTY IS GIVEN IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. In no event will Contractor be liable for more than the cost of the defective Product or for any incidental, consequential or special damages of any kind.

ARTICLE 12 - INDEPENDENT CONTRACTOR
=------------------------------------

                  In performing its obligations hereunder, Contractor shall act at all times as an independent contractor. Nothing contained herein shall be construed or applied to create an association for profit or the relationship of principal and agent or employer and employee between *** and Contractor, and Contractor shall not make any commitment, take any action or incur any expense in the name of or purporting to bind ***.

ARTICLE 13 - FURTHER ASSURANCES
------------------------------

                  Contractor will, and will cause its employees, officers, agents and representatives to, prepare and execute at Contractor's expense, and will deliver, at the reasonable request of ***, any and all documents or instruments reasonably necessary or appropriate to create, evidence or confirm the grant, discharge, or release, as the case may be, of any right, interest or obligation acquired by *** pursuant to this Agreement.

ARTICLE 14 - INDEPENDENT WORK
------------------------------

                    Either party to this Agreement may independently pursue work of any nature provided, however, that doing so does not impair or affect rights created by this Agreement or otherwise conflict with the terms, covenants and conditions of this Agreement.

ARTICLE 15 - NOTICES
---------------------

                   Any notices, consents, or approvals required or permitted by this Agreement shall be in writing and shall be given by first class postage prepaid mail.

                  If to Contractor:                  TRANSBOTICS CORPORATION
                                                     3400 Latrobe Drive
                                                     Charlotte, NC 28211
                                                     ATTENTION: President

                  If to ***:        ***

or to such other address as the party to receive the same shall have designated by written notice to the other party hereto.

ARTICLE 16 - APPLICABLE LAW; SUCCESSORS AND ASSIGNS; USE OF SINGULAR PERSON
----------------------------------------------------------------------------

                  This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware. This Agreement shall bind and inure to the benefit of the successors and assigns of the parties hereto. As used herein, the singular person shall include the plural. It is further agreed that the covenants and provisions of this Agreement, whether so expressed or not, are separable, that the unenforceability of any covenant or agreement shall neither affect the validity and enforceability of any other covenant or agreement hereof and that in the event that any such covenant or agreement hereof is not enforceable in full, it shall nonetheless be enforced to the full extent permitted by law.

ARTICLE 17 - COMPLIANCE WITH LAWS
---------------------------------

                  Contractor agrees to comply with all applicable Federal, State and Municipal Laws and Ordinances, and all rules and regulations thereunder, and all provisions required thereby to be included herein, are hereby incorporated herein by reference.

                  17.1     Gratuities

                  Contractor and any Person acting on its behalf agree not to give, offer, or promise, either directly or indirectly, anything of value (e.g., gift, gratuity, or entertainment) of any sort or amount to any Person who is in a position to affect or influence the interests or business activities of ***, including but not limited to, this Agreement or any other matter on which Contractor is doing or is seeking to do business with ***.

                  17.2     Indemnification

                  Contractor and *** agree that each respectively shall assume and shall be solely responsible for all losses, claims, damages, judgments, costs, expenses, liabilities, and the like from injuries to or death of its personnel or any third party or for damages to or destruction of its or third party property arising out of any of its performance of any Work under this Agreement and shall indemnify and hold the other party hereto harmless for all such liability. In addition, Contractor shall provide insurance as specified in Exhibit B attached hereto and made a part hereof.

ARTICLE 18 - FREEDOM FROM INFRINGEMENT
---------------------------------------

                  18.1     Absence of Confidentiality Restrictions

                  Contractor represents and warrants to *** that, its performance of the Work, including but not limited to, its production and delivery of the Deliverables, shall not violate or breach any agreement or legal requirement in any way limiting the use or disclosure of any confidential, proprietary, or trade secret information or material of any Person, other than as provided in Article 6.

                  18.2     No Infringement

                  Contractor represents and warrants that neither the Deliverables nor Contractor's performance of the Work violates or infringes any patent, trademark, copyright, trade secret, invention, nondisclosure, non-competition, license, privacy, or other proprietary right of any Person.


ARTICLE 19 - ASSIGNMENT
------------------------

                  Contractor shall not assign or transfer this Agreement or any of its rights, interests, or obligations under this Agreement, in whole or in part, without ***'s prior written consent. Any purported assignment or transfer in violation of this Article 19 shall be null and void.

ARTICLE 20 - DISPUTES
---------------------

                  Either party may litigate any dispute arising under or relating to this Agreement before any court of competent jurisdiction. Pending resolution of any such dispute by settlement or by final judgment, the parties shall proceed diligently with performance. Contractor's performance shall be in accordance with ***'s written instructions.

ARTICLE 21 - TAXES
-----------------

The Agreement Amount is net of all sales, use, excise or similar taxes on the provision of services and the delivery of the Deliverables provided for herein. Any such taxes shall be payable by *** or, if collected from Contractor, shall be added to the Agreement Amount and paid by ***. Contractor shall be responsible for all income related taxes assessed or levied in connection with or by reason of the Work and any payment made to or earned by Contractor, its employees, agents, representatives, or any subcontractor. Contractor shall be responsible for any taxes which are imposed on any materials, equipment, tools, or supplies used by Contractor pursuant to this Agreement, as well as any taxes imposed against Contractor or against Contractor for or on account of any payment made to or earned by Contractor, its employees, agents or representatives in connection with Work under this Agreement. Contractor agrees to take such action as may be legally required to ensure payment of taxes assessed or levied against or on account of any wages, salaries, or benefits paid to employees, agents, representatives or any subcontractor of Contractor.

ARTICLE 22 - WAIVER OF MECHANICS' LIENS
---------------------------------------

                  Contractor agrees that no mechanics' liens whatsoever shall be filed against *** or ***'s premises by Contractor or any subcontractor for the supply of any labor, material, or both in the performance of the Work under this Agreement, and the right to such lien is hereby waived.

ARTICLE 23 - HEADINGS
---------------------

                  The Headings of the Parts, Paragraphs and Subparagraphs in this Agreement are inserted for reference only and shall not be deemed part of the text hereof.

ARTICLE 24 - NO WAIVER
-----------------------

                  No failure or delay on the part of any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof or preclude any other or further exercise or the exercise of any other right, power or privilege. No waiver by any party of its rights under this Agreement shall be effective unless expressed and in writing.


ARTICLE 25 - SECURITY INTEREST
==============================

Upon ***'s tender of a milestone payment under Article 4 hereof which includes amounts charged in respect of equipment and/or components (the "Equipment"), all right, title and interest in and to such Equipment shall automatically vest in ***, and Contractor shall execute a bill of sale in the form of Exhibit C hereto to evidence the same. In addition, Contractor shall take all steps necessary to further evidence and perfect all of ***'s right, title and interest in and to such Equipment and Contractor's obligations to perform the services hereunder, including, without limitation, (i) granting to *** a security interest in such Equipment to secure Contractor's obligations hereunder and ***'s rights in such Equipment and assisting *** to make all UCC filings in connection therewith,
(ii) placing stickers/notices on such Equipment acknowledging ***'s ownership of such Equipment, (iii) using its best efforts to obtain written acknowledgments from Contractor's senior lender(s) and the vendor(s) of such Equipment that no security interest such senior lender or vendor may otherwise have, or have a right to, in such Equipment will attach to such Equipment now or in the future and (iv) executing any further assignments, documents or filings reasonably requested by *** to evidence the same.

ARTICLE 26 - ENTIRE AGREEMENT; AMENDMENTS
-----------------------------------------

                  With the exception of the Confidentiality Agreement identified in Article 6 hereof, and incorporated herein, this Agreement constitutes the entire agreement between Contractor and *** with respect to its subject matter. This Agreement shall not be amended, waived or modified in any respect except by a written amendment executed with the same formality as this Agreement and executed by duly authorized representatives of the respective parties.

ARTICLE 27 - EXHIBITS
---------------------

                  The following exhibits are incorporated in and made a part of this Agreement:

                  Exhibit "A" - Statement of Work
                  Exhibit "B" - Insurance
                  Exhibit "C" - Bill of Sale


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ARTICLE 28 - ORDER OF PRECEDENCE
--------------------------------

                  Any inconsistencies in this Agreement shall be resolved in the following order of descending precedence: the Statement of Work; the provisions of Articles 1-27 of this Agreement and the other documents, exhibits and attachments, if any.

Contractor and *** have caused this Agreement to be duly executed as of the date first above written.

                                                     TRANSBOTICS CORPORATION
                                                             *** ***


By:                                  By:               /s/ Claude Imbleau
       ----------------------             ---------------------------------

Name:                                Name:             Claude Imbleau
         --------------------                 ------------------------------

Title:                               Title:   President
         --------------------                 ------------------------------

Date:                                Date:             June 4, 2003
         --------------------                 ------------------------------


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


                                    Exhibit A

                                STATEMENT OF WORK


Transbotics shall purchase the long lead time parts, as listed below for two (2) Beta AGV units per the agreed upon modified design. Upon receipt of the parts they shall be retained at Transbotics facility, segregated, labeled as "Property of ***", and be available for audit by *** personnel, but shall not be warranted by Contractor to *** under Article 11 except as integrated into and sold and delivered as the AGV units referred to above. The only Deliverables under this Statement of Work are the items to be procured listed below.

Items to be procured are as follows:

***

                                    INSURANCE
                                    ---------


Subcontractor from the time of commencement of Performance of Work until acceptance of the Deliverables under this Agreement shall provide and maintain in effect the following types and amounts of insurance with insurance companies satisfactory to *** ***:

A.Worker's Compensation, in the amount required by the state where performance will occur, under applicable Worker's Compensation and occupational disease statutes.

B. Comprehensive General Liability Insurance, including contractual liability insuring any indemnity agreement set forth in this Agreement and products-completed operations coverage with limits of not less than $1,000,000 applicable to bodily injury, sickness or death in any one occurrence; and $1,000,000 for loss of or damage to property in any one occurrence.

C. Automobile Liability Insurance covering owned, non-owned and hired vehicles used by Subcontractor with limits of not less than $1,000,000 applicable to bodily injury, sickness or death of any one person and $1,000,000 for more than one person in any one occurrence; and $1,000,000 for loss of or damage to property in any one occurrence.

D. *** *** shall assume the risk of physical loss or damage to machinery, apparatus, material, temporary forms, temporary structures, including contents thereof, and supplies to be incorporated in any *** *** property. Such assumption of risk will apply while goods are in transit over land, sea or by air and while temporarily in warehouses, at fabrication yards or at the final job site during fabrication and installation and until the Work is completed and the Deliverables accepted by *** *** *** *** agrees to indemnify and save harmless, Subcontractor and its subcontractors for all loss and damage as above described which exceeds $1,000 per occurrence.

         *** *** shall assume no risk of physical loss or damage to Subcontractor-owned or rented tools, materials or equipment while in transit or at job site.

E. All policies shall be endorsed to provide that underwriters and insurance companies of Subcontractor shall not have any right of subrogation against *** *** and all subsidiaries, agents, employees, invitees, servants, subcontractors, insurers, underwriters, and such other parties as *** *** may designate.

F. Subcontractor shall furnish Certificate(s) of Insurance to *** *** evidencing the insurance required hereunder and upon request, *** *** may examine true copies of the actual policies. Each certificate shall provide that thirty (30) days prior written notice shall be given *** *** in the event cancellation or material change in the policies occurs.

G. All policies shall be endorsed to provide that there will be no recourse against *** *** for payment of premium.

H. Subcontractor shall require all subcontractors to obtain, maintain and keep in force, during the time in which they are engaged in performing Services hereunder, adequate insurance coverage in accordance with Subcontractor's normal practice and furnish *** *** acceptable evidence of such insurance.

I. *** *** shall not be liable for loss or damage to equipment, supplies and materials belonging to Subcontractor or used by or on behalf of Subcontractor for Subcontractor's performance hereunder. Any insurance policies carried by Subcontractor or third party on said equipment, supplies and materials shall provide for waiver of underwriter's right to subrogation against *** ***.

J.Unless otherwise provided pursuant to FAR 52.228-7, Insurance Liability to Third Parties, incorporated by reference into this Agreement under Article 31, it is expressly agreed and understood that the cost of premiums and deductibles for insurance described in this Agreement is a non-reimbursable cost.

K. Primary Insurance - It is hereby understood and agreed that any coverage provided *** *** by Subcontractor's insurance under this Agreement is primary insurance and shall not be considered contributory insurance with any insurance policies of *** ***.

L. By so specifying, *** *** may require additional types of insurance.

M. These insurance provisions in no way affect the liability of Subcontractor as stated elsewhere in this Agreement.

                              FORM OF BILL OF SALE

         This Bill of Sale, dated as of __________ 2003 (the "Bill of Sale"), is made and entered into by and between *** *** ("***") and TRANSBOTICS CORPORATION, ("Contractor").

         WHEREAS, pursuant to that certain Subcontract Agreement (No. 378-03-136) dated as of 30 May, 2003 by and between *** and Contractor (the "Agreement"), Contractor has agreed to purchase, on ***'s behalf, certain equipment (the "Equipment"), ownership of which shall pass to *** upon ***'s making certain payments to Contractor under the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Agreement, and for other good and valuable consideration, the receipt of which are hereby acknowledged, *** and Contractor hereby agree as follows:

         1. Capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement.

         2. Contractor hereby sells, conveys, assigns, transfers and delivers to *** all of Contractor's right, title and interest in and to the Equipment, free and clear of all liens, claims and encumbrances.

         3. Contractor, for itself and its successors and assigns, covenants and agrees to warrant and defend the transfer, conveyance and assignment of the Equipment to *** and its successors and assigns against all and every person or persons whomsoever.

         4. This Bill of Sale shall be binding upon and inure to the benefit of each party hereto, its permitted assigns and its successors in interest, and all assigns and successors in interest thereafter.

         5. This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

         6. This Bill of Sale shall be governed by the law of the State of Delaware (without regard to any principles of conflicts of laws thereof).

         IN WITNESS WHEREOF, *** and Contractor have executed this Bill of Sale as of the date first above written.
                                            TRANSBOTICS CORPORATION

                                            By:   _____________________________
                                            Name:
                                            Title:

                                            *** ***


                                            By:   _____________________________
                                            Name:
                                            Title:

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